THE GABELLI ABC FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2000


"GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY.
TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."
     - Warren Buffett

                 [Graphic omitted of book cover "Deals...Deals...and More Deals]


TO OUR SHAREHOLDERS,

      In the first quarter of 2000, we continued to experience a "have and have not" stock market. Until the last week of the quarter, when we saw a rotation out of the technology sector and into value sectors, so called "new economy" stocks flourished, while "old economy" stocks languished or retreated. Despite the late sell-off, the technology-heavy Nasdaq Composite Index and the small cap growth-oriented Russell 2000 Index finished with solid gains. However, the Standard & Poor's 500 Index closed the quarter only modestly higher, while the Dow Jones Industrial Average declined.

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 2000, the Gabelli ABC Fund's (the "Fund") total return was 2.44%. The Lipper U.S. Treasury Money Market Average had a total return of 1.22% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 10.96% over the trailing twelve-month period. The Lipper U.S. Treasury Money Market Average rose 4.73% over the same twelve-month period.

      For the five-year period ended March 31, 2000, the Fund's total return averaged 10.05% annually versus an average annual return of 4.80% for the Lipper U.S. Treasury Money Market Average. Since inception on May 14, 1993 through March 31, 2000, the Fund had a cumulative total return of 91.24%, which equates to an average annual total return of 9.87%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                          Quarter
                          ----------------------------------------
                            1st        2nd        3rd         4th        Year
                            ---        ---        ---         ---        ----
2000:   Net Asset Value    $9.67       --          --         --          --
        Total Return        2.4%       --          --         --          --
--------------------------------------------------------------------------------
1999:   Net Asset Value    $9.65     $10.20     $10.21       $9.44      $9.44
        Total Return        0.6%       5.7%       0.1%        2.4%       9.0%
--------------------------------------------------------------------------------
1998:   Net Asset Value   $10.64     $10.68     $10.16       $9.59      $9.59
        Total Return        4.0%       0.4%     (4.9)%       11.9%      11.1%
--------------------------------------------------------------------------------
1997:   Net Asset Value    $9.98     $10.45     $10.74      $10.23     $10.23
        Total Return        1.4%       4.7%       2.8%        3.3%      12.8%
--------------------------------------------------------------------------------
1996:   Net Asset Value   $10.10     $10.16      $9.77       $9.84      $9.84
        Total Return        4.1%       0.6%       0.8%        2.2%       7.8%
--------------------------------------------------------------------------------
1995:   Net Asset Value    $9.94     $10.14     $10.41       $9.71      $9.71
        Total Return        3.9%       2.0%       2.7%        2.2%      11.2%
--------------------------------------------------------------------------------
1994:   Net Asset Value   $10.12     $10.11     $10.42       $9.57      $9.57
        Total Return        0.9%     (0.1)%       3.1%        0.6%       4.5%
--------------------------------------------------------------------------------
1993:   Net Asset Value      --      $10.10     $10.63      $10.03     $10.03
        Total Return         --        1.0%(b)    5.2%        2.6%       9.1%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------
       Average Annual Returns - March 31, 2000 (a)
       -------------------------------------------
  1 Year ....................................   10.96%
  3 Year ....................................   10.05%
  Life of Fund (b) ..........................    9.87%
--------------------------------------------------------


                   Dividend History
--------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment  Price
-----------------   --------------   -------------------
December 27, 1999        $1.000            $ 9.32
December 28, 1998        $1.763            $ 9.50
December 29, 1997        $0.860            $10.17
December 27, 1996        $0.146            $ 9.83
September 30, 1996       $0.470            $ 9.77
December 28, 1995        $0.930            $ 9.71
December 28, 1994        $0.910            $ 9.52
December 31, 1993        $0.880            $10.03


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.
--------------------------------------------------------------------------------

[Graphic omitted]
Pyramid text as follows:
     EPS
     PMV
     MANAGEMENT
     CASH FLOW
     RESEARCH

COMMENTARY

THE PERILS OF PAULINE

      In each episode of the old movie serial, "The Perils of Pauline", the heroine faced certain doom until a hero suddenly appeared to save the day. Through most of the first quarter of 2000, rising short-term interest rates, as well as the perception that Federal Reserve Chairman Alan Greenspan was determined to restrain the stock market as well as the economy, imperiled equities. With equities dangling from a cliff, a hero in the form of declining market interest rates (bond yields) rescued stocks from a sharp correction that appeared ready to turn into a full scale bear market.

      Of course, in the old movie shorts, as soon as Pauline escaped from one life-threatening predicament, she was thrust into another. Over the short term, we suspect the stock market will also face a series of new dangers. The Federal Reserve should continue to hike short-term interest rates, eventually killing the nascent bond market rally and putting pressure back on stocks. Valuations in the technology sector also present a risk to the market. If some of the technology "bell weathers" fall short of rather grand earnings expectations, we could see a sharp correction that would drag down the market indices. There is also the uncertainty of an election year. Will a Bush victory lead to tax cuts that will help sustain consumer spending or will a Gore triumph dash the hopes of consumers and investors counting on tax relief?

      There are plenty of potential heroes that could once again rescue the market. Corporate earnings growth is strong and, with synchronized global growth, may get stronger. If we see evidence of economic deceleration in the second half of the year, the Fed may release the monetary brakes and market interest rates could come down further. We should continue to see deals, particularly in out-of-favor industries where many great companies have become irresistible business bargains. Deals may finally prop up the value sector of the market. Finally, investors love happy endings. Over the last several years, whenever stocks have stumbled investors have rushed in to lift them to safety.

      We are always attuned to the economic and stock market melodrama. However, we try to keep our ABC Fund shareholders out of harm's way by investing in time sensitive merger and acquisition deals - risk arbitrage. This may be dull and periodically not particularly productive. However, over the Fund's history, this approach has produced steady, low risk, non-market correlated returns.

WHAT IS RISK ARBITRAGE?

      Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

MERGERS AND ACQUISITIONS

      The value of announced mergers and acquisitions in the first quarter of 2000 increased to $1.17 trillion from $835 billion in the first quarter of 1999. Merger activity continues to surge as companies in industries such as banking, broadcasting, brokerage, telecommunications, utilities, defense and health care combine in response to falling regulatory barriers and increased competition.

      A number of themes continued to surface in the first quarter. Cross border mergers, minority buy-outs, strategic acquisitions and hostile bids all highlighted a vibrant arbitrage environment. Arbitrage activity should remain dynamic during the coming months as strategic mergers and acquisitions continue to be announced in a variety of industries. We plan to capitalize on those opportunities that fit our investment philosophy.

WHAT'S NEXT?

      So what will happen in the stock market over the next several quarters? Will robust corporate earnings growth compensate for higher short term interest rates? Will the bond rally fizzle, halting the stock market's momentum? Will technology stocks falter, dragging the market lower? Will a rally in the dormant value sector help buoy the market indices? Will investors remain so confident that every market dip is viewed as a buying opportunity, or will investors panic if we see a more prolonged market slide? We do not think anyone has the answers to all of these questions. We do believe the conservatively constructed ABC Fund portfolio should make progress in a favorable stock market environment and provide a safe anchor in any stock market storm.

THIS QUARTER'S SCORECARD

      In general, our equity investments performed quite well in the first quarter of 2000. The small cap stocks in the portfolio led the way, with the biggest gains coming from small companies such as Shenandoah Telecommunications, Fisher Scientific, Dynatech and American Tower Systems. Our utility holdings were mixed, with solid gains for AGL Resources, Citizens Utilities, Florida Progress and WICOR, and declines for Southwest Gas and Florida Public Utilities. Industrial cyclicals such as WHX, Federal-Mogul and Fairchild disappointed, while our arbitrage investments continued to deliver steady returns.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CARTER-WALLACE INC. (CAR - $18.75 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CITIZENS UTILITIES CO. (CZN - $16.375 - NYSE) provides telecommunications services and public services to approximately 1.9 million customers in 22 states. Citizens owns 83% of Electric Lightwave (ELIX - $23.875 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Management has authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about one million rural access lines in 11 states for $2.8 billion. CZN intends to finance these transactions by divesting its public services operations. Its water and waste water operations have been sold for $835 million. The company has an agreement to sell all its electric and waste water utility operations to Cap Rock Energy and Kauai Island Electric Company for an aggregate purchase price of $535 million. The company has sold its 16% stake in Centennial Communications for approximately $205 million. Citizens monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

COLUMBIA ENERGY GROUP (CG - $59.25 - NYSE) ended months of speculation after finally agreeing to an offer from NiSource Inc. (NI - $16.875 - NYSE). NI will acquire all of the outstanding shares of CG for a total equity consideration of $6 billion. NI will also assume about $2.5 billion in CG debt. Under the terms of the agreement, CG holders will receive $70 in cash plus a $2.60 face value SAILS (a unit consisting of a zero coupon debt security with a forward equity contract). Subject to various regulatory approvals, the companies expect to complete the merger by the end of 2000. The combined entity will have the largest customer base of any gas company east of the Rocky Mountains.

DUFF & PHELPS CREDIT RATING CO. (DCR - $99.6875 - NYSE) agreed to be bought by Fitch IBCA (FIM.P - $137.56 - Paris Stock Exchange), the world's third largest credit rating agency, for $528 million in cash. The deal closed on April 11. Fitch IBCA is actually a unit of the French holding company Fimalac SA. Shareholders of DCR were paid $100 per share in cash, a 27% premium to the stock's pre-deal price. DCR had been an independent company since 1994, when it was spun off from Phoenix Investment Partners Ltd. Since that time, its shares rose 550%.

EASTERN ENTERPRISES (EFU - $59.875 - NYSE) owns and operates Boston Gas Company, Colonial Gas Company, Essex Gas Company, Midland Enterprises, and ServicEdge Partners. Upon completion of the pending merger with EnergyNorth (EI - $58.25 -
NYSE), Eastern will serve over 800,000 residential, commercial and industrial natural gas customers in Massachusetts and New Hampshire. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,300 barges and 87 towboats. ServicEdge is the largest unregulated provider of residential heating, ventilation and air conditioning ("HVAC") equipment installation and service to customers in Massachusetts. In November, Eastern announced it had entered into an agreement to be acquired by KeySpan Corp. (KSE
- $27.625 - NYSE) for $64.00 per share in cash.

ESAT TELECOM GROUP PLC (ESAT - $99.875 - NASDAQ), Ireland's second largest phone company, successfully found a white-knight to fend off the hostile offer it received from Norwegian phone giant Telenor AS. On January 11, British Telecommunications plc (BTY - $188.125 - NYSE) agreed to buy Esat for $2.46 billion in cash, valuing Esat at $100 per share. The $100 per share bid trumped Telenor's $85 per-share hostile offer made in late December. The agreement between BTY and Esat, which became wholly unconditional on March 30, ends a sequence of hostile bidding activity that saw Esat trade up from $55 per share.

GENERAL CIGAR HOLDINGS INC. (MPP - $15.125 - NYSE) and Swedish Match AB (SWMA.SS
- $229.90 - Stockholm Stock Exchange) have agreed to a merger that will result in ownership of a 64% interest in General Cigar by SWMA. The Cullman family, which has managed General Cigar since 1961, will sell one third of its General Cigar holdings to SWMA for $15 a share, but will retain a 36% interest in General Cigar. In the offer to public shareholders, SWMA will pay $15.25 per share of MPP. In General Cigar, SWMA will increase its presence in the premium cigar market through such brands as Macanudo, Partagas, Punch, and Hoyo de Monterrey. The transaction is expected to close in May.

HANNAFORD BROTHERS CO. (HRD - $73.75 - NYSE) agreed to be acquired by Delhaize America (DZA - $18.00 - NYSE) for $3.6 billion, expanding DZA's reach into the Northeastern US. DZA, which recently changed its corporate name from Food Lion Co., will pay $79 per share in cash and stock. Approximately 85% of the consideration will be paid in cash and 15% in DZA common stock. DZA wants to narrow the gap with competitors such as Royal Ahold NV, Albertson's and Kroger, which have been combining to cut costs and squeeze savings from suppliers as their competitors expand and low-price retailers such as Wal-Mart and Kmart add more groceries to their stores. The two companies will need to divest a number of stores in the Southeast to satisfy antitrust concerns.

KAMAN CORP. (KAMNA - $9.75 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

UNITED WATER RESOURCES INC. (UWR - $34.75 - NYSE) will sell the two-thirds of the company that Suez Lyonnaise des Eaux SA (LY.P - $171.57 - Paris Stock Exchange) does not already own to LY for $1.8 billion in cash and assumed debt. LY offered $35 per share in cash and will assume $800 million in debt and preferred stock of UWR, the number two U.S. water company. LY also bought Nalco Chemical Co., the biggest U.S. maker of water-treatment chemicals. LY's acquisitions in the U.S. water market are part of its effort to keep pace with its French rival Vivendi, which has also been making advances in the

U.S. water market. UWR provides water and sewer treatment services to 7.5 million people in 19 states. Upon completion of the UWR acquisition, LY will have worldwide water and wastewater revenues of more than $7.4 billion.

U.S. FOODSERVICE (UFS - $25.75 - NYSE) entered into an agreement to be bought by Royal Ahold NV (AHLN.NA - $25.97 - Amsterdam Stock Exhange), Europe's third-largest supermarket company, for $3.6 billion in cash and assumed debt. AHLN paid $26 per share in cash and assumed about $925 million in debt in the deal that closed on April 12. AHLN financed the transaction through 50% equity and 50% debt. The company plans to do an equity or equity-linked security issuance for about 3 billion euros in the spring of 2000. Because of UFS's strong management team and leading position as a foodservice company, the multiple paid was quite rich.

WICOR INC. (WIC - $31.00 - NYSE), the largest gas distributor in Wisconsin, has agreed to be bought by Wisconsin Energy Corp. (WEC - $19.938 - NYSE), a Milwaukee electric and natural gas utility, for $1.27 billion in cash and stock. WIC shareholders will receive $31.50 per share in cash. The merger needs approval from the Wisconsin Utilities Commission, the SEC and the FTC. Although WEC had to terminate an agreement to merge three years ago with Northern States Power because of regulatory concerns in Wisconsin, this deal is not expected to raise objections because it does not create a dominant presence in the electric industry. The combined company will have 921,000 gas customers and more than 1 million electric customers in Wisconsin and Michigan. In addition to its gas distribution business, WICOR obtains about 50% of its revenues from its pumps business.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      In the first quarter of the new century and the end of its seventh full year of operation, the ABC Fund continued to fulfill its mandate to shareholders. Our portfolio of selective equity investments and arbitrage holdings produced a respectable return in a very volatile market environment. We will strive to continue to meet our shared investment objective.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                   Sincerely,

                                   /S/ Mario J. Gaeblli

                                   MARIO J. GABELLI, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
       Esat Telecom Group plc                United Water Resources Inc.
       General Cigar Holdings Inc.           WICOR Inc.
       U.S. Foodservice                      Columbia Energy Group
       Travelers Property Casualty Corp.     Catellus Development Corp.
       Duff &Phelps Credit Rating Co.        Hannaford Bros. Co.
--------------------------------------------------------------------------------

 NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS -- 97.0%
              AEROSPACE -- 0.3%
        100   Cordant Technologies Inc. .....   $     5,656
      2,000   Howmet International Inc.+ ....        40,375
      2,000   Northrop Grumman Corp. ........       105,875
                                                -----------
                                                    151,906
                                                -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.4%
     12,000   Federal-Mogul Corp. ...........       200,250
                                                -----------
              AVIATION: PARTS AND SERVICES-- 0.9%
     25,000   Aviall Inc.+ ..................       210,937
     17,000   Fairchild Corp., Cl. A+ .......       115,812
      7,000   Hi-Shear Industries Inc. ......        17,500
     22,000   Kaman Corp., Cl. A ............       214,500
                                                -----------
                                                    558,749
                                                -----------
              BROADCASTING -- 0.2%
      3,000   Liberty Corp. .................       112,500
      1,000   Salem Communications Corp., Cl. A+     11,937
                                                -----------
                                                    124,437
                                                -----------
              BUILDING AND CONSTRUCTION -- 0.8%
     47,000   Robertson-Ceco Corp. ..........       461,187
                                                -----------
              BUSINESS SERVICES -- 12.0%
     20,000   Cendant Corp.+ ................       370,000
      2,580   Fisher Scientific International Inc.+ 114,810
     20,000   National Processing Inc.+ .....       190,000
      2,580   ProcureNet Inc.+ ..............           387
    250,000   U.S. Foodservice+ .............     6,437,500
                                                -----------
                                                  7,112,697
                                                -----------
              COMMUNICATIONS EQUIPMENT -- 0.1%
      5,000   Dynatech Corp.+ ...............        72,188
                                                -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
      1,938   DecisionOne Holdings Corp.+ ...           233
                                                -----------
              CONSUMER PRODUCTS -- 11.9%
     12,000   Carter-Wallace Inc. ...........       225,000
    435,000   General Cigar Holdings Inc.+ ..     6,579,375
     28,442   Syratech Corp.+ ...............       227,536
                                                -----------
                                                  7,031,911
                                                -----------
              DIVERSIFIED INDUSTRIAL -- 0.3%
      6,000   Ampco-Pittsburgh Corp. ........        65,250
     11,000   Katy Industries Inc. ..........       101,063
      4,000   WHX Corp.+ ....................        27,500
                                                -----------
                                                    193,813
                                                -----------


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              ENERGY AND UTILITIES: ELECTRIC -- 1.9%
     55,000   El Paso Electric Co.+ .........   $   570,625
     10,000   Florida Progress Corp. ........       458,750
      5,000   St. Joseph Light & Power Co. ..       101,563
                                                -----------
                                                  1,130,938
                                                -----------
              ENERGY AND UTILITIES: INTEGRATED -- 2.5%
     22,000   Florida Public Utilities Co. ..       288,750
     25,000   LG&E Energy Corp. .............       571,875
     25,000   MCN Energy Group Inc. .........       625,000
        286   Sierra Pacific Resources ......         3,575
                                                -----------
                                                  1,489,200
                                                -----------
              ENERGY AND UTILITIES: NATURAL GAS -- 10.8%
     22,000   AGL Resources Inc. ............       404,250
      3,500   Berkshire Energy Resources ....       126,547
     20,000   Columbia Energy Group .........     1,185,000
     10,000   Eastern Enterprises ...........       598,750
      8,200   EnergyNorth Inc. ..............       478,675
      7,000   Piedmont Natural Gas Co. Inc. .       182,438
     42,000   Southwest Gas Corp. ...........       800,625
      7,000   Valley Resources Inc. .........       161,000
     80,000   WICOR Inc. ....................     2,480,000
                                                -----------
                                                  6,417,285
                                                -----------
              ENERGY AND UTILITIES: WATER -- 9.3%
     15,000   E'Town Corp. ..................       948,750
      6,500   SJW Corp. .....................       760,500
    109,400   United Water Resources Inc. ...     3,801,650
                                                -----------
                                                  5,510,900
                                                -----------
              ENTERTAINMENT -- 0.9%
      8,800   Fisher Companies Inc. .........       550,000
                                                -----------
              EQUIPMENT AND SUPPLIES -- 0.4%
      8,174   Juno Lighting Inc. ............        77,653
     10,000   UCAR International Inc.+ ......       131,875
                                                -----------
                                                    209,528
                                                -----------
              FINANCIAL SERVICES -- 20.5%
      1,500   Allstate Corp. ................        35,719
     32,500   Argonaut Group Inc. ...........       652,031
     50,000   Duff & Phelps Credit Rating Co.     4,984,375
      5,000   Leucadia National Corp. .......       118,750
        562   Markel Corp.+ .................        81,794
      4,000   Pioneer Group Inc.+ ...........        93,000
    150,000   Travelers Property Casualty
               Corp., Cl. A .................     6,187,500
                                                -----------
                                                 12,153,169
                                                -----------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 0.4%
     30,000   Advantica Restaurant Group Inc.+  $    45,000
     14,000   Whitman Corp. .................       195,125
                                                -----------
                                                    240,125
                                                -----------
              HEALTH CARE -- 0.4%
      4,500   Life Technologies Inc. ........       225,000
                                                -----------
              HOME FURNISHINGS -- 0.4%
    320,000   Carlyle Industries Inc.+ ......       245,000
      8,000   O'Sullivan Industries Holdings Inc.+    4,640
                                                -----------
                                                    249,640
                                                -----------
              HOTELS AND GAMING -- 1.6%
      2,500   Boca Resorts Inc., Cl. A+ .....        21,406
    100,000   Bristol Hotels & Resorts Inc.+        950,000
                                                -----------
                                                    971,406
                                                -----------
              METALS AND MINING -- 0.0%
     10,000   Royal Oak Mines Inc.+ .........           100
                                                -----------
              REAL ESTATE -- 2.0%
     70,000   Catellus Development Corp.+ ...       971,250
     20,000   Griffin Land & Nurseries Inc.+        220,000
      3,169   HomeFed Corp.+ ................         2,028
                                                -----------
                                                  1,193,278
                                                -----------
              RETAIL -- 1.8%
    120,000   Bruno's Inc.+ .................           120
     13,000   Hannaford Bros. Co. ...........       958,750
      8,000   Lillian Vernon Corp. ..........        76,000
                                                -----------
                                                  1,034,870
                                                -----------
              SATELLITE -- 0.4%
     10,000   COMSAT Corp. ..................       206,250
                                                -----------
              SPECIALTY CHEMICALS -- 0.5%
      9,500   Bush Boake Allen Inc.+ ........       264,219
                                                -----------
              TELECOMMUNICATIONS -- 16.2%
     15,000   Citizens Utilities Co., Cl. B+        245,625
     90,000   Esat Telecom Group plc, ADR+ ..     8,988,750
      9,500   Shenandoah Telecommunications Co.     383,563
      3,000   Telegroup Inc.+ ...............           150
                                                -----------
                                                  9,618,088
                                                -----------
              WIRELESS COMMUNICATIONS -- 0.1%
      1,000   American Tower Corp., Cl. A+ ..        49,375
                                                -----------
              TOTAL COMMON STOCKS ...........    57,420,742
                                                -----------



                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              PREFERRED STOCKS -- 1.1%
              DIVERSIFIED INDUSTRIAL -- 0.8%
     11,500   WHX Corp.,
               6.50% Cv. Pfd., Ser. A .......   $   310,500
      6,500   WHX Corp.,
               3.75% Cv. Pfd., Ser. B .......       149,500
                                                -----------
                                                    460,000
                                                -----------
              TELECOMMUNICATIONS -- 0.3%
      3,000   Citizens Utilities Co.,
               5.00% Cv. Pfd. ...............       187,500
                                                -----------
              TOTAL PREFERRED STOCKS                647,500
                                                -----------
    PRINCIPAL
     AMOUNT
    ---------

              CORPORATE BONDS -- 0.2%
              HOTELS AND GAMING -- 0.1%
   $100,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 ..............        75,750
                                                -----------
              RETAIL -- 0.0%
    200,000   RDM Sports Group Inc., Cv.
               8.00%, 08/15/03 ..............        21,250
                                                -----------
              TRANSPORTATION -- 0.1%
    850,000   Builders Transport Inc., Cv.
               6.50%, 05/01/11 ..............            85
    140,000   WorldCorp. Inc.,
               Sub. Deb. Cv.
               7.00%, 05/15/04 ..............        44,800
                                                -----------
                                                     44,885
                                                -----------
              TOTAL CORPORATE BONDS .........       141,885
                                                -----------

     SHARES
     ------

              RIGHTS -- 0.0%
              FINANCIAL SERVICES -- 0.0%
        562   Markel Corp. Rights+ ..........         3,373
                                                -----------
              TOTAL INVESTMENTS -- 98.3%
                (Cost $59,869,344) ..........    58,213,500

              OTHER ASSETS AND
                LIABILITIES (NET) -- 1.7% ...     1,014,488
                                                -----------
              NET ASSETS -- 100.0%
                (6,123,751 shares outstanding)  $59,227,988
                                                ===========
  ------------------------
  +     Non-income producing security.
  ADR - American Depositary Receipt.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
             Mario J. Gabelli, CFA           Karl Otto Pohl
             CHAIRMAN AND CHIEF              FORMER PRESIDENT
             INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
             GABELLI ASSET MANAGEMENT INC.

             Anthony J. Colavita             Werner J. Roeder, MD
             ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
             ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

             Vincent D. Enright
             FORMER SENIOR VICE PRESIDENT
             AND CHIEF FINANCIAL OFFICER
             KEYSPAN ENERGY CORP.

                                    OFFICERS
             Mario J. Gabelli, CFA           Bruce N. Alpert
             PRESIDENT AND CHIEF             VICE PRESIDENT
             INVESTMENT OFFICER              AND TREASURER

             James E. McKee
             SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q100SR


                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
ABC
FUND

[Graphic of ABC blocks omitted]


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000